                                                               Exhibit 10(g)


                                     SERVICE AGREEMENT NO. 43828
                                     CONTROL NO. 1994-07-02 - 0041

                           FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 4th day of October, 1994 by and between:

                  COLUMBIA GULF TRANSMISSION COMPANY
                  ("TRANSPORTER")
                  AND
                  DELTA NATURAL GAS CO INC
                  ("SHIPPER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper
---------------------------------
shall receive the service in accordance with the provisions of the effective FTS 1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Traiff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY,
COLUMBIA GAS TRANSMISSION CORPORATION.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER
---------------
01, 1994, and shall continue in full force and effect until OCTOBER 31, 2008, and from YEAR-to-YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay the charges and furnish Retainage as
----------------
described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Transporter under this Agreement shall be
------------------
addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:
         DELTA NATURAL GAS CO INC
         GAS SUPPLY
         3617 LEXINGTON ROAD
         WINCHESTER, KY 40391

until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and
---------------------------------
cancels, as of the effective date hereof, the following Service Agreements:
FTS1 37823

DELTA NATURAL GAS CO INC

By:  /s/ ALAN L. HEATH
     -----------------

Name:  Alan L. Heath
       -------------

Title: Vice President - Oper. & Eng.
       -----------------------------

Date:  September 30, 1994
       ------------------


COLUMBIA GULF TRANSMISSION COMPANY

By:  /s/ S. M. WARNICK
     -----------------

Name: S. M. Warnick
      -------------

Title: Vice President
       --------------

Date:  10-11-94
       --------

Appendix A to Service Agreement No. 43828
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) DELTA NATURAL GAS CO INC



                     Transportation Demand       1,836 Dth/day

                           Primary Receipt Points
                           ----------------------

Measuring         Measuring                               Maximum Daily
Point No.         Point Name                              Quantity (Dth/Day)
----------------------------------------------------------------------------

2700010           CGT-RAYNE                                    1,836

Appendix A to Service Agreement No. 43828
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) DELTA NATURAL GAS CO INC


The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.


CANCELLATION OF PREVIOUS APPENDIX A
-----------------------------------


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1994. This Appendix A shall cancel and supersede the previous
Appendix A effective as of    N/A   , to the Service Agreement referenced
above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

DELTA NATURAL GAS CO INC

By:  /s/ ALAN L. HEATH
     -----------------

Name:  Alan L. Heath
       -------------

Title: Vice President - Oper. & Eng.
       -----------------------------

Date:  September 30, 1994
       ------------------


COLUMBIA GULF TRANSMISSION COMPANY

By:  /s/ S. M. WARNICK
     -----------------

Name:  S. M. Warnick
       -------------

Title: Vice President
       --------------

Date:  10-11-94
       --------

                  SCHEDULE OF OTHER FTS1 SERVICE AGREEMENTS

This is a schedule of other FTS1 Service Agreements substantially identical to this exhibit in all material respects. The other FTS1 Service Agreements to which the Registrant is a party are set forth below with the material details that differ from this Exhibit:

1. FTS1 Service Agreement No. 43829, dated October 4, 1994, by and between Columbia Gulf Transmission Company and Delta Natural Gas Co., Inc. Materially different details: Transportation Demand - 1,407 Dekatherms/day; Maximum Daily Quantity for both receipt and delivery points - 860
Dekatherms/day.

2. FTS1 Service Agreement No. 43827, dated October 4, 1994, by and between Columbia Gulf Transmission Company and Delta Natural Gas Co., Inc. Materially different details: Transportation Demand - 860 Dekatherms/day; Maximum Daily Quantity for receipt and delivery points - 860 Dekatherms/day.

3. FTS1 Service Agreement No. 44375, dated November 1, 1999, by and between Columbia Gulf Transmission Company and Delta Natural Gas Co., Inc. Materially different details: the Agreement states that its initial term will expire October 31, 2004; Transportation Demand - 105 Dekatherms/day; Maximum Daily Quantity for receipt and delivery points - 105 Dekatherms/day.

4. FRS1 Service Agreement No. 43322, dated November 1, 1994, by and between Columbia Gulf Transmission Company and Delta Natural Gas Co., Inc. Materially different details: the Agreement states that its initial term will expire October 31, 2004; Transportation Demand - 170 Dekatherms/day; Maximum Daily Quantity for receipt and delivery points - 170 Dekatherms/day.